REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made as of the 7th day of April, 1997, by and among Noble International, Ltd., a Michigan corporation (the "Company"), Utilase, Inc., a Michigan corporation ("Utilase"), James Bronce Henderson, III, and Jeffrey A. Moss. Utilase, Mr. Henderson, and Mr. Moss are referred to collectively in this Agreement as the "Shareholders."

                                   Background

         A.       Mr. Henderson currently holds shares of the Company's Common
                  Stock.

         B. Mr. Moss has the right to receive shares of the Company's Common Stock pursuant to the terms of a Non-Compete Agreement to be entered into upon the consummation of the transactions contemplated by the Stock Purchase Agreement among the Company, Utilase, Inc., a Michigan corporation ("Utilase") and the shareholders of Utilase, dated as of April 7, 1997 (the "Purchase Agreement").

         C. Utilase may receive shares of the Company's Common Stock pursuant to the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the parties to this Agreement agree as follows:

                                    Agreement

                                    Article I

                              Registration Rights.

         1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Commission" shall mean the Securities and Exchange
                      Commission.

                  (c) "Common Stock" shall mean the Company's common stock.

                  (d) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  (e) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  (f) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and any underwriter, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (as defined in Section 1.4) and fees and disbursements of counsel for the Shareholders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  (g) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the 1933 Act, as such Rule may be amended from time to time.

                  (h) "1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  (i) "Shareholders' Shares" shall mean any Common Stock now owned or hereafter acquired by the Shareholders; provided, however, that the Shareholders' Shares shall not include any Common Stock which previously have been registered or which have been sold to the public either pursuant to a registration statement or Rule 144.

         1.2       Requested Registration.

                  (a) Request for Registration. If the Company shall receive from the Shareholders a joint written request, not earlier than six months after the effective date of the first registration statement filed by the Company covering any underwritten offering of any of its securities to the general public, that the Company register at least 50% of the Shareholders' Shares pursuant to this Section 1.2(a) ("Registration Request"), then the Company shall use its best efforts to effect, as soon as practicable and in any event within 120 days of receipt of the Registration Request, registration (including, without limitation, filing post-effective amendments, appropriate registration or qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the 1933 Act) as would permit the sale and distribution of the number of the Shareholders' Shares that are specified in the Registration Request. The registration statement filed pursuant to a Registration Request may include securities of the Company being sold for the account of the Company, but only to the extent that such inclusion will not have an adverse effect on the Shareholders' ability to sell or distribute the full amount of Shareholders' Shares that are included in such registration statement.

                  (b) Limitations. Notwithstanding Section 1.2(a), the Company shall not be obligated to effect a registration pursuant to this Article I (i) during the period starting with the date of the Company's filing of, and ending on a date 90 days following the effective date of, any registration statement pertaining to an underwritten public offering of securities for the account of the Company; provided, however, that the Company must be actively employing in good faith its best efforts to cause such registration statement to become effective, (ii) if the Shareholders do not


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




request that such offering be underwritten pursuant to a firm commitment by underwriters selected by the Shareholders (subject to the consent of the Company, which consent shall not be unreasonably withheld), or (iii) if the Company furnishes to the Shareholders a certificate signed by the President of the Company stating that in the good faith judgment of a majority of the independent members of the Board, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, advisable to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the Registration Request.

                  (c) Procedures. If the Company shall request inclusion in any registration pursuant to Section 1.2 of securities being sold for its own account, the Shareholders shall offer to include such securities in the underwriting and may condition such offer on its acceptance of the further applicable provisions of this Article I. The Company shall, together with the Shareholders, enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Shareholders, which underwriters are reasonably acceptable to the Company. If the representative of the underwriters advises the Shareholders in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall not limit the number of Shareholders' Shares to be included in such registration in order to include shares held by holders of the Common Stock other than the Shareholder or shares registered for the Company's own account.

                  (d) Number of Requests. If all of the Shareholders' Shares specified in the Registration Request to be registered are so registered, the Shareholders shall not be entitled to make another Registration Request. If, however, the requested registration is not consummated for any reason, or if not all of the Shareholders' Shares specified in the Registration Request are not registered, the Shareholders shall be entitled to make another Registration Request pursuant to this Section 1.2.

         1.3      Company Registration

                  (a) Registration. If the Company proposes to register any of its securities either for its own account or the account of holders of Common Stock other than the Shareholders, other than a registration relating solely to employee benefit plans or a registration relating to a corporate reorganization or a registration on any registration form that does not permit secondary sales, the Company will promptly give to each Shareholder written notice thereof. Upon the written request of the Shareholders given to the Company within 30 days after the receipt of such notice by the Shareholders, the Company shall use its best efforts to include in such registration (and any related registration or qualification under blue sky laws or other compliance), except as set forth in
Section 1.3(b) below, and in any underwriting involved therein, all the Shareholders' Shares specified in such request. The Shareholders may specify all or any number of the Shareholders' Shares in such request. Any request by the Shareholders under this Section 1.3(a) shall not be considered to be a request for purposes of Section 1.2.


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


                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each Shareholder as a part of the written notice given pursuant to Section l.3(a). In such event, the right of the Shareholders to registration pursuant to this Section 1.3 shall be conditioned upon the Shareholders' participation in such underwriting and the inclusion of the Shareholders' Shares in the underwriting to the extent provided in this Agreement. If the Shareholders propose to distribute Shareholders' Shares through such underwriting, the Shareholders shall (together with the Company and the other holders of securities of the Company with registration rights to participate in such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten or a limitation on the number of shares that can be sold in a secondary offering, the Company (i) shall not reduce the number of Shareholders' Shares to be included in such registration in order to include any shares held by holders of the Common Stock other than the Shareholders, and (ii) shall, if necessary, reduce the number of Shareholders' Shares to be included in such registration by an amount equal to the product of (A) the difference between the total number of shares sought to be underwritten or sold by the Company and the Shareholders and the number of shares allowed by the underwriters, and (B) the percentage of the total number of shares sought to be underwritten or sold that are Shareholders' Shares.

         1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.2, 1.3 and 1.5 of this Agreement and, in addition, reasonable fees of one counsel for the Shareholders in the case of registrations pursuant to
Section 1.2 shall be borne by the Company. If, however, the Company bears the Registration Expenses for any registration proceeding begun pursuant to a Registration Request and subsequently withdrawn by the Shareholders, such registration proceeding shall be counted as a Registration Request, unless (a) such withdrawal is based upon material adverse information relating to the Company that is different from the information publicly available to the Shareholders or provided to the Shareholders by the Company at or prior to the time of its Registration Request, or (b) the Shareholders bear the Registration Expenses for such a registration proceeding. If the Shareholders so bear the Registration Expenses, such registration shall not be treated as a Registration Request for purposes of Section 1.2. All underwriting discounts and selling commissions for the Shareholders incurred in connection with registrations ("Selling Expenses") relating to securities registered pursuant to this Agreement shall be borne by the Shareholders pro rata on the basis of the number of shares of securities so registered on their behalf.

         1.5      Registration on Form S-3.

             (a) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, if ever, in addition to the rights contained in the foregoing provisions of this Article I, the


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Shareholders shall have the right to request registrations on Form S-3 of at least 50% of the Shareholders' Shares (such requests shall be in writing and shall state the number of shares of Shareholders' Shares to be disposed of and the intended methods of disposition of such shares by the Shareholders).

                  (b) If a request complying with the requirements of Section 1.5(a) of this Agreement is delivered to the Company, the provisions of Section
l.2 of this Agreement shall apply to such registration.

         1.6 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article I, the Company will keep the Shareholders advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to take the actions set forth in this Section 1.6.

                  (a) The Company shall (i) prepare and file with the Commission a registration statement and such amendments and supplements to such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement covering the Shareholders' Shares, and (ii) use its best efforts to cause such registration statement to become and remain effective for as long as shall be necessary to complete the distribution of the Shareholders' Shares as requested; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to each Shareholder copies of all such documents proposed to be filed, which documents shall be subject to the review of the Shareholders.

                  (b) The Company shall furnish to each Shareholder such number of registration statements, prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, in conformity with the requirements of the 1933 Act, as each Shareholder from time to time may reasonably request.

                  (c) The Company shall use its best efforts to register and qualify the Shareholders' Shares covered by the Registration Request under such other securities or Blue Sky laws of such jurisdictions as the Shareholders may reasonably request and as shall be reasonably appropriate for the distribution of the Shareholders' Shares covered by the registration statement.

                  (d) The Company shall (i) notify each Shareholder of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and (ii) at the request of the Shareholders, prepare and furnish to each Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be

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



stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

                  (e) The Company shall cause all Shareholders' Shares registered pursuant to this Agreement to be listed either on the NASDAQ Stock Market or, as applicable, on each securities exchange on which similar securities issued by the Company are then listed.

                  (f) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

                  (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 of this Agreement, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided, however, that such underwriting agreement contains customary underwriting provisions and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions.

         1.7      Indemnification.

                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless the Shareholders, any underwriter (as defined in the 1933 Act) ("Underwriter"), and, as applicable, each of the Shareholders' legal counsel, accountants, and other professional advisors, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) (collectively, "Claims") arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the 1933 Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance. The Company will reimburse the Shareholders, and, as applicable, each of the Shareholders' legal counsel, accountants, and other professional advisors for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Claim; provided, however, that the Company will not be liable in any such case to a Shareholder to the extent that any such Claim arises solely out of or is based solely upon any untrue statement or omission included in or omitted from written information furnished to the Company by the Shareholder or Underwriter and stated to be specifically for use therein. The Company and the Shareholders agree that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                  (b) Each Shareholder will, if Shareholders' Shares are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company,


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


any Underwriter, and, as applicable, each of the Company's directors, officers, legal counsel, and accountants and each person who controls the Company within the meaning of Section 15 of the 1933 Act, against all Claims, insofar as such Claims arise solely out of or are based solely upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document and provided by the Shareholder, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Shareholder will reimburse the Company, any Underwriter, and, as applicable, the Company's directors, officers, legal counsel, and accountants, persons, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder and stated to be specifically for use therein; provided, however, that the obligations of each Shareholder under this Agreement shall not apply to amounts paid in settlement of any such Claims if such settlement is effected without the written consent of the Shareholder (which consent shall not be unreasonably withheld).

                  (c) Each party entitled to indemnification under this Section
1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such Claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided in this Agreement shall not relieve the Indemnifying Party of its obligations under this
Article I, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such Claim, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such Claim resulting therefrom.

                  (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party under this Agreement, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such Claim as well as any other relevant equitable considerations. The

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relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The obligation of the Company and the Shareholders under this Section 1.7 shall survive the completion of any offering of Shareholders' Shares in a registration statement under this Article I, and otherwise.

         1.8 Information by Shareholders. The Shareholders shall furnish to the Company such information regarding the Shareholders and the distribution proposed by the Shareholders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Article I.

         1.9 Limitations on Other Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Shareholders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Shareholders under this Agreement.

         1.10 1934 Act Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Shareholders' Shares to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the 1933 Act, at all times from and after the effective date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act at any time after it has become subject to such reporting requirements; and

                  (c) So long as the Shareholders own any Shareholders' Shares, furnish to each Shareholder upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the 1933 Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Shareholders may reasonably request in availing itself of any rule or regulation of the Commission allowing the Shareholders to sell any such securities without registration.


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                                   Article II

                            Covenants of the Company.

         The Company hereby covenants as follows:

         2.1 Financial Information. The Company shall deliver to each Shareholder copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively, and other reports filed with the Commission within ten days after the filing of such reports with the Commission.

         2.2 Additional Information and Rights. The Company shall permit the Shareholders to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

                                   Article III

                       Termination of Registration Rights

         Except as set forth below, the right of the Shareholders to request registration or inclusion in any registration pursuant to Section 1.2, 1.3 or
1.5 shall terminate on such date after the closing of the first Company-initiated registered public offering of Common Stock as all Shareholders' Shares held by a Shareholder may immediately be sold under Rule 144 during any 90-day period. The provisions set forth above shall not apply to any Shareholder who owns more than 1% of the Company's outstanding stock until the earlier of (i) such time as such holder owns less than 1% of the outstanding stock of the company, or (ii) the expiration of five years after the closing of the first registered public offering of Common Stock of the Company.

                                   Article IV

                                  Miscellaneous

         4.1 Arbitration. In the event that the Company and the Shareholders cannot agree as to the disposition of any claim raised under this Agreement, the unresolved matter shall be resolved by arbitration if a request for arbitration, as provided in this Section 4.1, is given. Arbitration shall be initiated by either party making a written demand on the other party and simultaneously filing copies of the demand, together with the required fees, with the Detroit Regional Office of the American Arbitration Association ("AAA"). Within 15 days after receipt of such demand, each party shall designate one arbitrator. These two arbitrators shall, within 15 days after their appointment, select a third arbitrator, who shall be experienced in the subject matter of the claim for which resolution is sought. In the event that the first two arbitrators are unable to agree upon a third arbitrator, then the arbitrators shall apply to the AAA to designate and appoint a person who meets these criteria as


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


the third arbitrator. In the event the party upon whom the original arbitration demand was served shall fail to designate its arbitrator, the arbitrator designated by the party requesting arbitration shall act as the sole arbitrator and shall be deemed to be single, mutually approved arbitrator to resolve the matter. Final arbitration of the dispute shall occur within six months of the giving of the notice of arbitration. The place of arbitration shall be Troy, Michigan. Arbitration shall be conducted under the auspices of the AAA and the AAA Rules shall govern all proceedings unless otherwise provided in this Section
4.1. In the case of conflict between the AAA Rules and this Agreement, the provisions of this Agreement shall govern. The arbitrators' sole power shall be to interpret the provisions of this Agreement and they shall have no power to change or modify any provision of this Agreement. The parties shall have the right to discovery in accordance with the Federal Rules of Civil Procedure except that discovery may commence immediately upon the service of the demand for arbitration and except that discovery shall be limited to document requests and depositions of not more than two people per party, and must occur within three months of the date of such service of notice of the complaining party. A party's unreasonable refusal to cooperate in discovery shall be deemed to be a refusal to proceed with arbitration and, until the arbitration panel is complete, the parties may enforce their rights (including the right of discovery) in the circuit courts of the State of Michigan. Such enforcement in the courts shall not constitute a waiver of a party's right to arbitration. Upon the completion of the appointment of the arbitration panel, the arbitrators shall have the power to enforce the parties' discovery rights. It is expressly agreed that material subject to discovery shall include written documents that must be created from information that currently exists only in machine-readable form.

         The parties expressly covenant and agree to be bound by the decision of the arbitration panel and accept any such decision as the final determination of the matter in dispute. A judgment of any Michigan Circuit Court may be rendered upon any award made pursuant to this Agreement.

         4.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Michigan, without regard to the conflict of laws principals of that state.

         4.3 Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

         4.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects of this Agreement. Neither this Agreement nor any term of this Agreement may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and each Shareholder.

         4.5 Notices, etc. All notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier or telecopied, addressed as follows.


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         If to Noble to:

                  Noble International, Ltd.
                  33 Bloomfield Hills Parkway, Suite 155
                  Bloomfield Hills, MI  48304
                  Attention:  Mr. Michael Azar

                  with a copy to:

                  Jaffe, Raitt, Huer & Weiss
                  One Woodward Avenue, Suite 2400
                  Detroit, MI  48226
                  Attention:  Mr. Peter Sugar

         If to Skandalaris to:

                  Robert Skandalaris
                  33 Bloomfield Hills Parkway, Suite 155
                  Bloomfield Hills, MI  48304

                  with a copy to:

                  Jaffe, Raitt, Huer & Weiss
                  One Woodward Avenue, Suite 2400
                  Detroit, MI  48226
                  Attention:  Mr. Peter Sugar

         If to the Shareholders to:

                  Utilase, Inc.
                  20101 Hoover Road
                  Detroit, MI  48205
                  Attention:  Mr. James Bronce Henderson, III

                  and to:

                  James Bronce Henderson, III
                  20101 Hoover Road
                  Detroit, MI  48205

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



                  and to:

                  Jeffrey A. Moss
                  20101 Hoover Road
                  Detroit, MI  48205

                  with a copy to:

                  Dykema Gossett PLLC
                  1577 North Woodward Avenue, Suite 300
                  Bloomfield Hills, MI  48304
                  Attention:  Gerald T. Lievois

         4.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Shareholders, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Shareholders nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Shareholders of any breach or default under this Agreement or any waiver on the part of the Shareholders of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Shareholders, shall be cumulative and not alternative.

         4.7 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

         4.8 Information Confidential. The Shareholders acknowledge that the information received by it pursuant to this Agreement may be confidential and for its use only, and it will not use such confidential information in violation of the 1934 Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or the Shareholders are required to disclose such information by a governmental body.

         4.9 Titles and Subtitles. The titles of the paragraphs and sub-paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


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


         4.10 Counterparts. This Agreement may be executed in two or more, counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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


         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement effective as of the date first above written.

                                          NOBLE INTERNATIONAL, LTD.


                                          By:      /s/ Robert J. Skandalaris
                                                  ------------------------------
                                          Name:    Robert J. Skandalaris

                                          Title:   President & CEO


                                          UTILASE, INC.



                                          By:   /s/ James Bronce Henderson III
                                                ------------------------------
                                                James Bronce Henderson III,
                                                Chief Executive Officer


                                                 /s/ Jeffrey A. Moss
                                                ------------------------------
                                                 Jeffrey A. Moss


                                                 /s/ James Bronce Henderson III
                                                 -------------------------------
                                                 James Bronce Henderson III








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